UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 20, 2024
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 8.01. Other Events

On December 2, 2023, Alaska Air Group, Inc., a Delaware corporation (“Alaska”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hawaiian Holdings, Inc., a Delaware corporation (“Hawaiian”), and Marlin Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Alaska (“Merger Sub”), providing for the merger of Merger Sub with and into Hawaiian (the “Merger”), with Hawaiian surviving as a wholly owned subsidiary of Alaska.

As previously disclosed, on May 7, 2024, Alaska and Hawaiian certified substantial compliance with a request for additional information and documentary material (the “Second Request”) received from the Antitrust Division of the Department of Justice (the “DOJ”) on February 7, 2024 in connection with the DOJ’s review of the Merger, which triggered the start of a Review Period (as defined below) under a timing agreement Alaska and Hawaiian entered into with the DOJ on March 27, 2024. Pursuant to the timing agreement, Alaska and Hawaiian agreed, among other things, not to consummate the Merger before 90 days following the date on which both parties certified substantial compliance with the Second Request (the “Review Period”) unless they received written notice from the DOJ prior to the end of the Review Period that the DOJ has closed its investigation of the Merger. The Review Period was previously scheduled to expire on August 5, 2024. As previously disclosed, on July 29, 2024, Alaska and Hawaiian agreed with the DOJ to extend the Review Period until 12:01 a.m. Eastern Time on August 15, 2024, on August 13, 2024, Alaska and Hawaiian agreed with the DOJ to extend the Review Period until 12:01 a.m. Eastern Time on August 16, 2024, and on August 14, 2024, Alaska and Hawaiian agreed with the DOJ to extend the Review Period until 12:01 a.m. Eastern Time on August 20, 2024.

The Review Period expired at 12:01 a.m. Eastern Time on August 20, 2024. The closing of the Merger remains subject to, among other customary conditions, receipt of U.S. Department of Transportation (the “DOT”) approval of an interim exemption application that Alaska and Hawaiian have previously jointly submitted. Alaska and Hawaiian have been working cooperatively with the DOT and expect to continue to do so.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: August 20, 2024

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary